April 2024

INVESCO HIGH INCOME TRUST II - Common Shares – Cusip: 46131F101

DISTRIBUTION NOTICE

Form 1099-DIV for the calendar year will report distributions for US federal income tax purposes. The Fund’s annual report to shareholders will include information regarding the tax character of Fund distributions for the fiscal year. This Notice is sent to comply with certain U.S. Securities and Exchange Commission requirements.

Effective August 1, 2018, the Board of Invesco High Income Trust II (NYSE: VLT) approved a Managed Distribution Plan (the “VLT Plan”) for the Fund, whereby the Fund increased its monthly dividend to common shareholders to a stated fixed monthly distribution amount based on a distribution rate of 8.5 percent of the closing market price per share as of August 1, 2018, the date the VLT Plan became effective.

The following tables set forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the sources indicated. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Plan. All amounts are expressed per common share. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution is estimated to be a return of capital. A return of capital may occur, for example, when some or all of the money that shareholders invested in a Fund is paid back. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

Fund	April 2024
	Net Investment Income		Net Realized Capital Gains		Estimated Return of Principal (or Other Capital Source)		Total Current Distribution (common share)
	Per Share Amount	% of Current Distribution	Per Share Amount	% of Current Distribution	Per Share Amount	% of Current Distribution
Invesco High Income Trust II	$0.0241	25.00%	$0.0000	0.0000%	$0.0723	75.00%	$0.0964

Fund	CUMULATIVE FISCAL YEAR-TO-DATE (YTD) March 31, 2024*
	Net Investment Income		Net Realized Capital Gains		Return of Principal (or Other Capital Source)		Total FYTD Distribution (common share)
	Per Share Amount	% of 2024 Distribution	Per Share Amount	% of 2024 Distribution	Per Share Amount	% of 2024 Distribution
Invesco High Income Trust II	$0.0573	59.44%	$0.0000	0.0000%	$0.0391	40.56%	$0.0964

*

Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. Each Fund’s annual report to shareholders will include information regarding the tax character of Fund distributions for the fiscal year. The final determination of the source and tax characteristics of all distributions in 2024 will be made after the end of the year.

The monthly distributions are based on estimates and terms of the Fund’s Plan. Monthly distribution amounts may vary from these estimates based on a multitude of factors. Changes in portfolio and market conditions may cause deviations from estimates. These estimates should not be taken as indication of a Fund’s earnings and performance. The actual amounts and its sources may be subject to additional adjustments and will be reported after year end.

The Fund’s Performance and Distribution Rate Information disclosed in the table below is based on the Fund’s net asset value per share (NAV). Shareholders should take note of the relationship between the Fiscal Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate and the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate. The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. NAV performance may be indicative of a Fund’s investment performance. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Fund Performance and Distribution Rate Information:

Fund	Fiscal Year-to-date March 1, 2024 to March 31, 2024			Five-year period ending March 31, 2024
	FYTD Cumulative Total Return [1]	Cumulative Distribution Rate [2]	Current Annualized Distribution Rate [3]	Average Annual Total Return [4]
Invesco High Income Trust II	12.41%	0.84%	10.02%	3.55%

[1]

Fiscal year-to-date Cumulative Total Return assumes reinvestment of distributions. This is calculated as the percentage change in the Fund’s NAV over the fiscal year-to-date time period including distributions paid and reinvested.

[2]

Cumulative Distribution Rate for the Fund’s current fiscal period (March 1, 2024 to March 31, 2024) is calculated as the dollar value of distributions in the fiscal year-to-date period as a percentage of the Fund’s NAV as of March 31, 2024.

[3]	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of March 31, 2024.

[4]

Average Annual Total Return represents the compound average of the annual NAV Total Returns of the Fund for the five-year period ending March 31, 2024. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and reinvested.

The Plan will be subject to periodic review by the Fund’s Board, and a Fund’s Board may terminate or amend the terms of its Plan at any time without prior notice to the Fund’s shareholders. The amendment or termination of a Fund’s Plan could have an adverse effect on the market price of such Fund’s common shares.

The amount of dividends paid by the Fund may vary from time to time. Past amounts of dividends are no guarantee of future payment amounts.

Investing involves risk and it is possible to lose money on any investment in the Funds.

For additional information, shareholders of the closed end fund may call Invesco at 800-341-2929.

About Invesco Ltd.

Invesco Ltd. is a global independent investment management firm dedicated to delivering an investment experience that helps people get more out of life. Our distinctive investment teams deliver a comprehensive range of active, passive and alternative investment capabilities. With offices in more than 20 countries, Invesco managed $1.66 trillion in assets on behalf of clients worldwide as of March 31, 2024. For more information, visit www.invesco.com.

Invesco Distributors, Inc. is the US distributor for Invesco Ltd. It is an indirect, wholly owned, subsidiary of Invesco Ltd.

Note: There is no assurance that a closed-end fund will achieve its investment objective. Shares are bought on the secondary market and may trade at a discount or premium to NAV. Regular brokerage commissions apply.

NOT A DEPOSIT l NOT FDIC INSURED l NOT GUARANTEED BY THE BANK l MAY LOSE VALUE l NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

—Invesco—

May 2024

INVESCO HIGH INCOME TRUST II - Common Shares – Cusip: 46131F101

DISTRIBUTION NOTICE

Form 1099-DIV for the calendar year will report distributions for US federal income tax purposes. The Fund’s annual report to shareholders will include information regarding the tax character of Fund distributions for the fiscal year. This Notice is sent to comply with certain U.S. Securities and Exchange Commission requirements.

Effective August 1, 2018, the Board of Invesco High Income Trust II (NYSE: VLT) approved a Managed Distribution Plan (the “VLT Plan”) for the Fund, whereby the Fund increased its monthly dividend to common shareholders to a stated fixed monthly distribution amount based on a distribution rate of 8.5 percent of the closing market price per share as of August 1, 2018, the date the VLT Plan became effective.

The Board of Trustees (the “Board”) of Invesco Senior Income Trust (NYSE: VVR) (the “Fund”) approved an increase in the monthly distribution amount payable to common shareholders pursuant to the Fund’s Managed Distribution Plan (the “Plan”). Effective October 1, 2023, the Fund will pay its monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.0430 per share, an increase from a stated fixed monthly distribution amount of $0.0390 per share.

The following tables set forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the sources indicated. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Plan. All amounts are expressed per common share. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution is estimated to be a return of capital. A return of capital may occur, for example, when some or all of the money that shareholders invested in a Fund is paid back. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

Fund	May 2024
	Net Investment Income		Net Realized Capital Gains		Estimated Return of Principal (or Other Capital Source)		Total Current Distribution (common share)
	Per Share Amount	% of Current Distribution	Per Share Amount	% of Current Distribution	Per Share Amount	% of Current Distribution
Invesco High Income Trust II	$0.0579	60.06%	$0.0000	0.00%	$0.0385	39.94%	$0.0964
Invesco Senior Income Trust	$0.0314	73.02%	$0.0000	0.00%	$0.0116	26.98%	$0.0430

Fund	CUMULATIVE FISCAL YEAR-TO-DATE (YTD) April 30, 2024*
	Net Investment Income		Net Realized Capital Gains		Return of Principal (or Other Capital Source)		Total FYTD Distribution (common share)
	Per Share Amount	% of 2024 Distribution	Per Share Amount	% of 2024 Distribution	Per Share Amount	% of 2024 Distribution
Invesco High Income Trust II	$0.0814	42.22%	$0.0000	0.00%	$0.1114	57.78%	$0.1928
Invesco Senior Income Trust	$0.0760	88.37%	$0.0000	0.00%	$0.0100	11.63%	$0.0860

*

Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. Each Fund’s annual report to shareholders will include information regarding the tax character of Fund distributions for the fiscal year. The final determination of the source and tax characteristics of all distributions in 2024 will be made after the end of the year.

The monthly distributions are based on estimates and terms of the Fund’s Plan. Monthly distribution amounts may vary from these estimates based on a multitude of factors. Changes in portfolio and market conditions may cause deviations from estimates. These estimates should not be taken as indication of a Fund’s earnings and performance. The actual amounts and its sources may be subject to additional adjustments and will be reported after year end.

The Fund’s Performance and Distribution Rate Information disclosed in the table below is based on the Fund’s net asset value per share (NAV). Shareholders should take note of the relationship between the Fiscal Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate and the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate. The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. NAV performance may be indicative of a Fund’s investment performance. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Fund Performance and Distribution Rate Information:

Fund	Fiscal Year-to-date March 1, 2024 to April 30, 2024			Five-year period ending April 30, 2024
	FYTD Cumulative Total Return [1]	Cumulative Distribution Rate [2]	Current Annualized Distribution Rate [3]	Average Annual Total Return [4]
Invesco High Income Trust II	11.08%	1.71%	10.24%	2.97%
Invesco Senior Income Trust	14.18%	2.12%	12.71%	5.96%

[1]

Fiscal year-to-date Cumulative Total Return assumes reinvestment of distributions. This is calculated as the percentage change in the Fund’s NAV over the fiscal year-to-date time period including distributions paid and reinvested.

[2]

Cumulative Distribution Rate for the Fund’s current fiscal period (March 1, 2024 to April 30, 2024) is calculated as the dollar value of distributions in the fiscal year-to-date period as a percentage of the Fund’s NAV as of April 30, 2024.

[3]	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of April 30, 2024.
[4]

Average Annual Total Return represents the compound average of the annual NAV Total Returns of the Fund for the five-year period ending April 30, 2024. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and reinvested.

The Plan will be subject to periodic review by the Fund’s Board, and a Fund’s Board may terminate or amend the terms of its Plan at any time without prior notice to the Fund’s shareholders. The amendment or termination of a Fund’s Plan could have an adverse effect on the market price of such Fund’s common shares.

The amount of dividends paid by the Fund may vary from time to time. Past amounts of dividends are no guarantee of future payment amounts.

Investing involves risk and it is possible to lose money on any investment in the Funds.

For additional information, shareholders of the closed end fund may call Invesco at 800-341-2929.

About Invesco Ltd.

Invesco Ltd. is a global independent investment management firm dedicated to delivering an investment experience that helps people get more out of life. Our distinctive investment teams deliver a comprehensive range of active, passive and alternative investment capabilities. With offices in more than 20 countries, Invesco managed $1.66 trillion in assets on behalf of clients worldwide as of March 31, 2024. For more information, visit www.invesco.com.

Invesco Distributors, Inc. is the US distributor for Invesco Ltd. It is an indirect, wholly owned, subsidiary of Invesco Ltd.

Note: There is no assurance that a closed-end fund will achieve its investment objective. Shares are bought on the secondary market and may trade at a discount or premium to NAV. Regular brokerage commissions apply.

NOT A DEPOSIT l NOT FDIC INSURED l NOT GUARANTEED BY THE BANK l MAY LOSE VALUE l NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

—Invesco—

June 2024

INVESCO HIGH INCOME TRUST II - Common Shares – Cusip: 46131F101

DISTRIBUTION NOTICE

Form 1099-DIV for the calendar year will report distributions for US federal income tax purposes. The Fund’s annual report to shareholders will include information regarding the tax character of Fund distributions for the fiscal year. This Notice is sent to comply with certain U.S. Securities and Exchange Commission requirements.

Effective August 1, 2018, the Board of Invesco High Income Trust II (NYSE: VLT) approved a Managed Distribution Plan (the “VLT Plan”) for the Fund, whereby the Fund increased its monthly dividend to common shareholders to a stated fixed monthly distribution amount based on a distribution rate of 8.5 percent of the closing market price per share as of August 1, 2018, the date the VLT Plan became effective.

The Board of Trustees (the “Board”) of Invesco Senior Income Trust (NYSE: VVR) (the “Fund”) approved an increase in the monthly distribution amount payable to common shareholders pursuant to the Fund’s Managed Distribution Plan (the “Plan”). Effective October 1, 2023, the Fund will pay its monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.0430 per share, an increase from a stated fixed monthly distribution amount of $0.0390 per share.

The following tables set forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the sources indicated. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Plan. All amounts are expressed per common share. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution is estimated to be a return of capital. A return of capital may occur, for example, when some or all of the money that shareholders invested in a Fund is paid back. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

Fund	June 2024
	Net Investment Income		Net Realized Capital Gains		Estimated Return of Principal (or Other Capital Source)		Total Current Distribution (common share)
	Per Share Amount	% of Current Distribution	Per Share Amount	% of Current Distribution	Per Share Amount	% of Current Distribution
Invesco High Income Trust II	$0.0680	70.54%	$0.0000	0.00%	$0.0284	29.46%	$0.0964
Invesco Senior Income Trust	$0.0271	63.02%	$0.0000	0.00%	$0.0159	36.98%	$0.0430

Fund	CUMULATIVE FISCAL YEAR-TO-DATE (YTD) May 31, 2024*
	Net Investment Income		Net Realized Capital Gains		Return of Principal (or Other Capital Source)		Total FYTD Distribution (common share)
	Per Share Amount	% of 2024 Distribution	Per Share Amount	% of 2024 Distribution	Per Share Amount	% of 2024 Distribution
Invesco High Income Trust II	$0.1393	48.17%	$0.0000	0.00%	$0.1499	51.83%	$0.2892
Invesco Senior Income Trust	$0.1074	83.26%	$0.0000	0.00%	$0.0216	16.74%	$0.1290

*

Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. Each Fund’s annual report to shareholders will include information regarding the tax character of Fund distributions for the fiscal year. The final determination of the source and tax characteristics of all distributions in 2024 will be made after the end of the year.

The monthly distributions are based on estimates and terms of the Fund’s Plan. Monthly distribution amounts may vary from these estimates based on a multitude of factors. Changes in portfolio and market conditions may cause deviations from estimates. These estimates should not be taken as indication of a Fund’s earnings and performance. The actual amounts and its sources may be subject to additional adjustments and will be reported after year end.

The Fund’s Performance and Distribution Rate Information disclosed in the table below is based on the Fund’s net asset value per share (NAV). Shareholders should take note of the relationship between the Fiscal Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate and the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate. The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. NAV performance may be indicative of a Fund’s investment performance. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Fund Performance and Distribution Rate Information:

Fund	Fiscal Year-to-date March 1, 2024 to May 31, 2024			Five-year period ending May 31, 2024
	FYTD Cumulative Total Return [1]	Cumulative Distribution Rate [2]	Current Annualized Distribution Rate [3]	Average Annual Total Return [4]
Invesco High Income Trust II	12.59%	2.55%	10.19%	3.66%
Invesco Senior Income Trust	15.11%	3.19%	12.74%	6.29%

[1]

Fiscal year-to-date Cumulative Total Return assumes reinvestment of distributions. This is calculated as the percentage change in the Fund’s NAV over the fiscal year-to-date time period including distributions paid and reinvested.

[2]

Cumulative Distribution Rate for the Fund’s current fiscal period (March 1, 2024 to May 31, 2024) is calculated as the dollar value of distributions in the fiscal year-to-date period as a percentage of the Fund’s NAV as of May 31, 2024.

[3]	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of May 31, 2024.
[4]

Average Annual Total Return represents the compound average of the annual NAV Total Returns of the Fund for the five-year period ending May 31, 2024. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and reinvested.

The Plan will be subject to periodic review by the Fund’s Board, and a Fund’s Board may terminate or amend the terms of its Plan at any time without prior notice to the Fund’s shareholders. The amendment or termination of a Fund’s Plan could have an adverse effect on the market price of such Fund’s common shares.

The amount of dividends paid by the Fund may vary from time to time. Past amounts of dividends are no guarantee of future payment amounts.

Investing involves risk and it is possible to lose money on any investment in the Funds.

For additional information, shareholders of the closed end fund may call Invesco at 800-341-2929.

About Invesco Ltd.

Invesco Ltd. is a global independent investment management firm dedicated to delivering an investment experience that helps people get more out of life. Our distinctive investment teams deliver a comprehensive range of active, passive and alternative investment capabilities. With offices in more than 20 countries, Invesco managed $1.66 trillion in assets on behalf of clients worldwide as of March 31, 2024. For more information, visit www.invesco.com.

Invesco Distributors, Inc. is the US distributor for Invesco Ltd. It is an indirect, wholly owned, subsidiary of Invesco Ltd.

Note: There is no assurance that a closed-end fund will achieve its investment objective. Shares are bought on the secondary market and may trade at a discount or premium to NAV. Regular brokerage commissions apply.

NOT A DEPOSIT l NOT FDIC INSURED l NOT GUARANTEED BY THE BANK l MAY LOSE VALUE l NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

—Invesco—

July 2024

INVESCO HIGH INCOME TRUST II - Common Shares – Cusip: 46131F101

DISTRIBUTION NOTICE

Form 1099-DIV for the calendar year will report distributions for US federal income tax purposes. The Fund’s annual report to shareholders will include information regarding the tax character of Fund distributions for the fiscal year. This Notice is sent to comply with certain U.S. Securities and Exchange Commission requirements.

Effective August 1, 2018, the Board of Invesco High Income Trust II (NYSE: VLT) approved a Managed Distribution Plan (the “VLT Plan”) for the Fund, whereby the Fund increased its monthly dividend to common shareholders to a stated fixed monthly distribution amount based on a distribution rate of 8.5 percent of the closing market price per share as of August 1, 2018, the date the VLT Plan became effective.

The Board of Trustees (the “Board”) of Invesco Senior Income Trust (NYSE: VVR) (the “Fund”) approved an increase in the monthly distribution amount payable to common shareholders pursuant to the Fund’s Managed Distribution Plan (the “Plan”). Effective October 1, 2023, the Fund will pay its monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.0430 per share, an increase from a stated fixed monthly distribution amount of $0.0390 per share.

The following tables set forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the sources indicated. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Plan. All amounts are expressed per common share. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution is estimated to be a return of capital. A return of capital may occur, for example, when some or all of the money that shareholders invested in a Fund is paid back. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

Fund	July 2024
	Net Investment Income		Net Realized Capital Gains		Estimated Return of Principal (or Other Capital Source)		Total Current Distribution (common share)
	Per Share Amount	% of Current Distribution	Per Share Amount	% of Current Distribution	Per Share Amount	% of Current Distribution
Invesco High Income Trust II	$0.0502	52.07%	$0.0000	0.00%	$0.0462	47.93%	$0.0964
Invesco Senior Income Trust	$0.0407	94.65%	$0.0000	0.00%	$0.0023	5.35%	$0.0430

Fund	CUMULATIVE FISCAL YEAR-TO-DATE (YTD) June 30, 2024*
	Net Investment Income		Net Realized Capital Gains		Return of Principal (or Other Capital Source)		Total FYTD Distribution (common share)
	Per Share Amount	% of 2024 Distribution	Per Share Amount	% of 2024 Distribution	Per Share Amount	% of 2024 Distribution
Invesco High Income Trust II	$0.2073	53.76%	$0.0000	0.00%	$0.1783	46.24%	$0.3856
Invesco Senior Income Trust	$0.1345	78.20%	$0.0000	0.00%	$0.0375	21.80%	$0.1720

*

Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. Each Fund’s annual report to shareholders will include information regarding the tax character of Fund distributions for the fiscal year. The final determination of the source and tax characteristics of all distributions in 2024 will be made after the end of the year.

The monthly distributions are based on estimates and terms of the Fund’s Plan. Monthly distribution amounts may vary from these estimates based on a multitude of factors. Changes in portfolio and market conditions may cause deviations from estimates. These estimates should not be taken as indication of a Fund’s earnings and performance. The actual amounts and its sources may be subject to additional adjustments and will be reported after year end.

The Fund’s Performance and Distribution Rate Information disclosed in the table below is based on the Fund’s net asset value per share (NAV). Shareholders should take note of the relationship between the Fiscal Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate and the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate. The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. NAV performance may be indicative of a Fund’s investment performance. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Fund Performance and Distribution Rate Information:

Fund	Fiscal Year-to-date March 1, 2024 to June 30, 2024			Five-year period ending June 30, 2024
	FYTD Cumulative Total Return [1]	Cumulative Distribution Rate [2]	Current Annualized Distribution Rate [3]	Average Annual Total Return [4]
Invesco High Income Trust II	13.91%	3.39%	10.17%	3.31%
Invesco Senior Income Trust	15.75%	4.27%	12.80%	6.35%

[1]

Fiscal year-to-date Cumulative Total Return assumes reinvestment of distributions. This is calculated as the percentage change in the Fund’s NAV over the fiscal year-to-date time period including distributions paid and reinvested.

[2]

Cumulative Distribution Rate for the Fund’s current fiscal period (March 1, 2024 to June 30, 2024) is calculated as the dollar value of distributions in the fiscal year-to-date period as a percentage of the Fund’s NAV as of June 30, 2024.

[3]	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of June 30, 2024.
[4]

Average Annual Total Return represents the compound average of the annual NAV Total Returns of the Fund for the five-year period ending June 30, 2024. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and reinvested.

The Plan will be subject to periodic review by the Fund’s Board, and a Fund’s Board may terminate or amend the terms of its Plan at any time without prior notice to the Fund’s shareholders. The amendment or termination of a Fund’s Plan could have an adverse effect on the market price of such Fund’s common shares.

The amount of dividends paid by the Fund may vary from time to time. Past amounts of dividends are no guarantee of future payment amounts.

Investing involves risk and it is possible to lose money on any investment in the Funds.

For additional information, shareholders of the closed end fund may call Invesco at 800-341-2929.

About Invesco Ltd.

Invesco Ltd. is a global independent investment management firm dedicated to delivering an investment experience that helps people get more out of life. Our distinctive investment teams deliver a comprehensive range of active, passive and alternative investment capabilities. With offices in more than 20 countries, Invesco managed $1.71 trillion in assets on behalf of clients worldwide as of June 30, 2024. For more information, visit www.invesco.com.

Invesco Distributors, Inc. is the US distributor for Invesco Ltd. It is an indirect, wholly owned, subsidiary of Invesco Ltd.

Note: There is no assurance that a closed-end fund will achieve its investment objective. Shares are bought on the secondary market and may trade at a discount or premium to NAV. Regular brokerage commissions apply.

NOT A DEPOSIT l NOT FDIC INSURED l NOT GUARANTEED BY THE BANK l MAY LOSE VALUE l NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

—Invesco—

August 2024

INVESCO HIGH INCOME TRUST II - Common Shares – Cusip: 46131F101

DISTRIBUTION NOTICE

Form 1099-DIV for the calendar year will report distributions for US federal income tax purposes. The Fund’s annual report to shareholders will include information regarding the tax character of Fund distributions for the fiscal year. This Notice is sent to comply with certain U.S. Securities and Exchange Commission requirements.

Effective August 1, 2018, the Board of Invesco High Income Trust II (NYSE: VLT) approved a Managed Distribution Plan (the “VLT Plan”) for the Fund, whereby the Fund increased its monthly dividend to common shareholders to a stated fixed monthly distribution amount based on a distribution rate of 8.5 percent of the closing market price per share as of August 1, 2018, the date the VLT Plan became effective.

The Board of Trustees (the “Board”) of Invesco Senior Income Trust (NYSE: VVR) (the “Fund”) approved an increase in the monthly distribution amount payable to common shareholders pursuant to the Fund’s Managed Distribution Plan (the “Plan”). Effective October 1, 2023, the Fund will pay its monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.0430 per share, an increase from a stated fixed monthly distribution amount of $0.0390 per share.

The following tables set forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the sources indicated. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Plan. All amounts are expressed per common share. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution is estimated to be a return of capital. A return of capital may occur, for example, when some or all of the money that shareholders invested in a Fund is paid back. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

Fund	August 2024
	Net Investment Income		Net Realized Capital Gains		Estimated Return of Principal (or Other Capital Source)		Total Current Distribution (common share)
	Per Share Amount	% of Current Distribution	Per Share Amount	% of Current Distribution	Per Share Amount	% of Current Distribution
Invesco High Income Trust II	$0.0656	68.05%	$0.0000	0.00%	$0.0308	31.95%	$0.0964
Invesco Senior Income Trust	$0.0333	77.44%	$0.0000	0.00%	$0.0097	22.56%	$0.0430

Fund	CUMULATIVE FISCAL YEAR-TO-DATE (YTD) July 31, 2024*
	Net Investment Income		Net Realized Capital Gains		Return of Principal (or Other Capital Source)		Total FYTD Distribution (common share)
	Per Share Amount	% of 2024 Distribution	Per Share Amount	% of 2024 Distribution	Per Share Amount	% of 2024 Distribution
Invesco High Income Trust II	$0.2575	53.42%	$0.0000	0.00%	$0.2245	46.58%	$0.4820
Invesco Senior Income Trust	$0.1752	81.49%	$0.0000	0.00%	$0.0398	18.51%	$0.2150

*

Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. Each Fund’s annual report to shareholders will include information regarding the tax character of Fund distributions for the fiscal year. The final determination of the source and tax characteristics of all distributions in 2024 will be made after the end of the year.

The monthly distributions are based on estimates and terms of the Fund’s Plan. Monthly distribution amounts may vary from these estimates based on a multitude of factors. Changes in portfolio and market conditions may cause deviations from estimates. These estimates should not be taken as indication of a Fund’s earnings and performance. The actual amounts and its sources may be subject to additional adjustments and will be reported after year end.

The Fund’s Performance and Distribution Rate Information disclosed in the table below is based on the Fund’s net asset value per share (NAV). Shareholders should take note of the relationship between the Fiscal Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate and the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate. The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. NAV performance may be indicative of a Fund’s investment performance. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Fund Performance and Distribution Rate Information:

Fund	Fiscal Year-to-date March 1, 2024 to July 31, 2024			Five-year period ending July 31, 2024
	FYTD Cumulative Total Return [1]	Cumulative Distribution Rate [2]	Current Annualized Distribution Rate [3]	Average Annual Total Return [4]
Invesco High Income Trust II	16.53%	4.18%	10.02%	3.67%
Invesco Senior Income Trust	16.68%	5.34%	12.84%	6.36%

[1]

Fiscal year-to-date Cumulative Total Return assumes reinvestment of distributions. This is calculated as the percentage change in the Fund’s NAV over the fiscal year-to-date time period including distributions paid and reinvested.

[2]

Cumulative Distribution Rate for the Fund’s current fiscal period (March 1, 2024 to July 31, 2024) is calculated as the dollar value of distributions in the fiscal year-to-date period as a percentage of the Fund’s NAV as of July 31, 2024.

[3]	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of July 31, 2024.
[4]

Average Annual Total Return represents the compound average of the annual NAV Total Returns of the Fund for the five-year period ending July 31, 2024. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and reinvested.

The Plan will be subject to periodic review by the Fund’s Board, and a Fund’s Board may terminate or amend the terms of its Plan at any time without prior notice to the Fund’s shareholders. The amendment or termination of a Fund’s Plan could have an adverse effect on the market price of such Fund’s common shares.

The amount of dividends paid by the Fund may vary from time to time. Past amounts of dividends are no guarantee of future payment amounts.

Investing involves risk and it is possible to lose money on any investment in the Funds.

For additional information, shareholders of the closed end fund may call Invesco at 800-341-2929.

About Invesco Ltd.

Invesco Ltd. is a global independent investment management firm dedicated to delivering an investment experience that helps people get more out of life. Our distinctive investment teams deliver a comprehensive range of active, passive and alternative investment capabilities. With offices in more than 20 countries, Invesco managed $1.71 trillion in assets on behalf of clients worldwide as of June 30, 2024. For more information, visit www.invesco.com.

Invesco Distributors, Inc. is the US distributor for Invesco Ltd. It is an indirect, wholly owned, subsidiary of Invesco Ltd.

Note: There is no assurance that a closed-end fund will achieve its investment objective. Shares are bought on the secondary market and may trade at a discount or premium to NAV. Regular brokerage commissions apply.

NOT A DEPOSIT l NOT FDIC INSURED l NOT GUARANTEED BY THE BANK l MAY LOSE VALUE l NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

—Invesco—

September 2024

INVESCO HIGH INCOME TRUST II - Common Shares – Cusip: 46131F101

DISTRIBUTION NOTICE

Form 1099-DIV for the calendar year will report distributions for US federal income tax purposes. The Fund’s annual report to shareholders will include information regarding the tax character of Fund distributions for the fiscal year. This Notice is sent to comply with certain U.S. Securities and Exchange Commission requirements.

Effective August 1, 2018, the Board of Invesco High Income Trust II (NYSE: VLT) approved a Managed Distribution Plan (the “VLT Plan”) for the Fund, whereby the Fund increased its monthly dividend to common shareholders to a stated fixed monthly distribution amount based on a distribution rate of 8.5 percent of the closing market price per share as of August 1, 2018, the date the VLT Plan became effective.

The Board of Trustees (the “Board”) of Invesco Senior Income Trust (NYSE: VVR) (the “Fund”) approved an increase in the monthly distribution amount payable to common shareholders pursuant to the Fund’s Managed Distribution Plan (the “Plan”). Effective October 1, 2023, the Fund will pay its monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.0430 per share, an increase from a stated fixed monthly distribution amount of $0.0390 per share.

The following tables set forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the sources indicated. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Plan. All amounts are expressed per common share. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution is estimated to be a return of capital. A return of capital may occur, for example, when some or all of the money that shareholders invested in a Fund is paid back. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

Fund	September 2024
	Net Investment Income		Net Realized Capital Gains		Estimated Return of Principal (or Other Capital Source)		Total Current Distribution (common share)
	Per Share Amount	% of Current Distribution	Per Share Amount	% of Current Distribution	Per Share Amount	% of Current Distribution
Invesco High Income Trust II	$0.0622	64.52%	$0.0000	0.00%	$0.0342	35.48%	$0.0964
Invesco Senior Income Trust	$0.0385	89.53%	$0.0000	0.00%	$0.0045	10.47%	$0.0430

Fund	CUMULATIVE FISCAL YEAR-TO-DATE (YTD) August 31, 2024*
	Net Investment Income		Net Realized Capital Gains		Return of Principal (or Other Capital Source)		Total FYTD Distribution (common share)
	Per Share Amount	% of 2024 Distribution	Per Share Amount	% of 2024 Distribution	Per Share Amount	% of 2024 Distribution
Invesco High Income Trust II	$0.3231	55.86%	$0.0000	0.00%	$0.2553	44.14%	$0.5784
Invesco Senior Income Trust	$0.2085	80.81%	$0.0000	0.00%	$0.0495	19.19%	$0.2580

*

Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. Each Fund’s annual report to shareholders will include information regarding the tax character of Fund distributions for the fiscal year. The final determination of the source and tax characteristics of all distributions in 2024 will be made after the end of the year.

The monthly distributions are based on estimates and terms of the Fund’s Plan. Monthly distribution amounts may vary from these estimates based on a multitude of factors. Changes in portfolio and market conditions may cause deviations from estimates. These estimates should not be taken as indication of a Fund’s earnings and performance. The actual amounts and its sources may be subject to additional adjustments and will be reported after year end.

The Fund’s Performance and Distribution Rate Information disclosed in the table below is based on the Fund’s net asset value per share (NAV). Shareholders should take note of the relationship between the Fiscal Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate and the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate. The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. NAV performance may be indicative of a Fund’s investment performance. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Fund Performance and Distribution Rate Information:

Fund	Fiscal Year-to-date March 1, 2024 to August 31, 2024			Five-year period ending August 31, 2024
	FYTD Cumulative Total Return [1]	Cumulative Distribution Rate [2]	Current Annualized Distribution Rate [3]	Average Annual Total Return [4]
Invesco High Income Trust II	18.53%	4.97%	9.94%	4.06%
Invesco Senior Income Trust	17.03%	6.45%	12.93%	6.48%

[1]

Fiscal year-to-date Cumulative Total Return assumes reinvestment of distributions. This is calculated as the percentage change in the Fund’s NAV over the fiscal year-to-date time period including distributions paid and reinvested.

[2]

Cumulative Distribution Rate for the Fund’s current fiscal period (March 1, 2024 to August 31, 2024) is calculated as the dollar value of distributions in the fiscal year-to-date period as a percentage of the Fund’s NAV as of August 31, 2024.

[3]	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of August 31, 2024.
[4]

Average Annual Total Return represents the compound average of the annual NAV Total Returns of the Fund for the five-year period ending August 31, 2024. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and reinvested.

The Plan will be subject to periodic review by the Fund’s Board, and a Fund’s Board may terminate or amend the terms of its Plan at any time without prior notice to the Fund’s shareholders. The amendment or termination of a Fund’s Plan could have an adverse effect on the market price of such Fund’s common shares.

The amount of dividends paid by the Fund may vary from time to time. Past amounts of dividends are no guarantee of future payment amounts.

Investing involves risk and it is possible to lose money on any investment in the Funds.

For additional information, shareholders of the closed end fund may call Invesco at 800-341-2929.

About Invesco Ltd.

Invesco Ltd. is a global independent investment management firm dedicated to delivering an investment experience that helps people get more out of life. Our distinctive investment teams deliver a comprehensive range of active, passive and alternative investment capabilities. With offices in more than 20 countries, Invesco managed $1.71 trillion in assets on behalf of clients worldwide as of June 30, 2024. For more information, visit www.invesco.com.

Invesco Distributors, Inc. is the US distributor for Invesco Ltd. It is an indirect, wholly owned, subsidiary of Invesco Ltd.

Note: There is no assurance that a closed-end fund will achieve its investment objective. Shares are bought on the secondary market and may trade at a discount or premium to NAV. Regular brokerage commissions apply.

NOT A DEPOSIT l NOT FDIC INSURED l NOT GUARANTEED BY THE BANK l MAY LOSE VALUE l NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

—Invesco—